Auditors' Report


To the Partners of
Blackburn Limited Partnership


We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 29, 2004, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the period January 1, 2004 through December 29, 2004. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 29, 2004, and the results of its operations and its cash flows for the period January 1, 2004 through December 29, 2004 in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs", we also issued reports dated January 11, 2005, on our consideration of the Partnership's internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




Vienna, Virginia
January 11, 2005

Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

                          Independent Auditors' Report


To the Partners of
Blackburn Limited Partnership


We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 31, 2003, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs", we also issued reports dated January 16, 2004, on our consideration of the Partnership's internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2004

Lead Auditor: Robert A. Kozak                                   EIN: 54-1639552

                                                    Dauby O'Connor & Zaleski
                                                 A Limited Liability Company
                                                Certified Public Accountants


                          INDEPENDENT AUDITOR'S REPORT



To the Partners of
Chevy Chase Park, Ltd.
(An Ohio Limited Partnership)


         We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. as of December 31, 2004, and the related statements of profit and (loss), changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 7 to the financial statements, the Partnership has accepted an offer to sell the property and certain other assets. This matter raises substantial doubt about the Partnership's ability to continue as a going concern. The Partnership's plan in regard to these matters is also described in Note 7. The accompanying financial statements do no include any adjustments relating to recoverability and classification of recorded asset amounts and the reclassification of liabilities that might be necessary should the Partnership be unable to continue as a going concern.

         In accordance with Government Auditing Standards, we have also issued reports dated January 14, 2005, on our consideration of Chevy Chase Park, Ltd.'s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


703 Pro Med Lane, Suite 300  Carmel, Indiana 46032 317-848-5700 Fax:317-815-6140

  Chevy Chase Park, Ltd.
  Page Two



  Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole,


January 14, 2005                                 Dauby O'Connor & Zaleski,LLC
Carmel, Indiana                                  Certified Public Accountants

                                                   Dauby O'Connor & Zaleski
                                                A Limited Liability Company
                                               Certified Public Accountants


                          INDEPENDENT AUDITOR'S REPORT



To the Partners of
Chevy Chase Park, Ltd.
(An Ohio Limited Partnership)


         We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. as of December 31, 2003.and the related statements of profit and (loss), changes in partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2004. on our consideration of Chevy Chase Park, Ltd.'s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


 703 Pro Med Lane, Suite 300 Carmel, Indiana 46032 317-848-5700 Fax:317-815-6140

  Chevy Chase Park, Ltd.
  Page Two



  Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole,


January 16, 2004                            Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                             Certified Public Accountants

[GRAPHIC OMITTED][GRAPHIC OMITTED]


                          Independent Auditor's Report


To the owners of Four Winds West Company, Limited

We have audited the accompanying balance sheet of Four Winds West Company, Limited, Project No. 062-35157-PM-WAH-L8, as of December 31, 2004, and the related statements of profit and loss, changes in owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 7, 2005 on our consideration of the Project's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
[GRAPHIC OMITTED][GRAPHIC OMITTED]

Birmingham, Alabama                      Federal Employer Identification Number:
January 7, 2005                                                      63-0986156
Audit Principal:  E.O. Browder, Jr.

                           BROWDER & ASSOCIATES, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                                 --------------

                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486
Member of:
   Alabama Society of CPAs
   American Institute of CPAs
   SEC Practice Section


                          Independent Auditor's Report


To the owners of Four Winds West Apartments


We have audited the accompanying balance sheet of Four Winds West Apartments, Project No. 062-35157-PM-WAH-L8, as of December 31, 2003, and the related statements of profit and loss, changes in owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 12, 2004 on our consideration of the Project's internal controls and on out tests of its compliance with certain laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                    Federal Employer Identification Number:
January 12, 2004                                                   63-0986156
Audit Principal:  E.O. Browder, Jr.

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 29, 2004, and the related statements of profit and loss, partners' deficit and cash flows for the period January 1, 2004 through December 29, 2004. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 29, 2004, and the results of its operations and its cash flows for the period January 1, 2004 through December 29, 2004 in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we have also issued reports dated January 13, 2005 on our consideration of the Partnership's internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non-discrimination. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Vienna, Virginia
January 13, 2005

Lead Auditor: Robert A. Kozak                                 EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 31, 2003, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we have also issued reports dated January 16, 2004 on our consideration of the Partnership's internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non-discrimination. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 16, 2004

Lead Auditor: Robert A. Kozak                                 EIN: 54-1639552

KPFF  L.L.C.
                                        24500 Chagrin Boulevard, Suite 315
                                               Cleveland, Ohio  44122-5627

Certified Public Accountants
                                                   Telephone: 216-292-6120
                                                        Fax:  216-292-5718

Website:   kpffcpa.com


                          INDEPENDENT AUDITOR'S REPORT

To the Partners of
Westgate Tower Limited Dividend Housing Association

We have audited the balance sheets of Westgate Tower Limited Dividend Housing Association, a Michigan limited partnership, MSHDA Development No. 256, as of December 31, 2004 and 2003, and the related statements of operations, changes in accumulated earnings (losses) and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westgate Tower Limited Dividend Housing Association at December 31, 2004 and 2003 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the reports is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2005 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

KPFF, L.L.C.

Cleveland, Ohio
February 3, 2005